EXHIBIT 10.5

Ministry of Energy and Mines. Energy and Minerals Division Mineral Titles Branch 380266

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

(Section 24)

BRITISH COLUMBIA Mining Division	Tenure No.

Gold Commissioner	Date of Record

APPLICATION TO RECORD A 2 POST CLAIM

I, Tom Tomczyk, Name of Locator, Suite 111-9071 No 5 Road, Richmond British Columbia V7A 4E1, Client Number 142277, hereby apply for a record of a 2 Post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92 O 02 West, in the Lillooet Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location.

Access is gained to the claim by following the road north from Tyaughton Lake (the relay CK-MUD CK) access road for approximately 11km. IP post for Mugwump#5 is located approximately 2,150m at 320 degs from the confluence of Relay and Mud creeks. Mugwump#5 is located to the west of Mugwump#6 and to the north of Mugwump#3.

GPS Co-ordinates taken of posts: Yes [ ] No [x] It yes, complete information chart on reverse side.

I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1) to the initial post and impressed this information on the tag:	I have securely affixed the Portion of the metal identification tag embossed "FINAL POST" (No. 2) to the final post (or the witness post*) and impressed this information on the tag:

TAG NUMBER 698786 M INITIAL POST (No. 1)	TAG NUMBER 698786 M FINAL POST (No. 2)
CLAIM NAME Mugwump #5	CLAIM NAME Mugwump #5
LOCATOR T. Tomczyk	LOCATOR T. Tomczyk
AGENT FOR Self	AGENT FOR Self
DATE COMMENCED 28-Jan-01	DIST. FROM I.P 500 m
TIME COMMENCED 2:12 pm	DATE COMPLETED 28-Jan-01
DIR. TO F.P. 317 Degrees	TIME COMPLETED 3:11 pm
METRES TO RIGHT 0 m

METRES TO LEFT 500 m	* If witness post placed for final post; Bearing and distance from the witness post to the true position of the final post, exactly as written in the witness post:______ degree ______ metres ______.

ADirection" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing for true north.

Time is P.M.

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the Initial and Final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when I locate this claim and this information is true and correct.

/s/ Tom Tomczyk
Signature of Locator

Sub Recorder
RECEIVED
February 15, 2001
Gold Commissioner's Office
Vancouver, British Columbia
Recording Stamp